UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02349
Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)      (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: September 30, 2008
Date of reporting period: September 30, 2008

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Income Securities Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report

For the year ended September 30, 2008

Market Conditions

The financial markets were highly volatile throughout the reporting period as disrupted credit markets, recession fears, the declining housing market, and ongoing losses in the financial sector led to increasing investor anxiety. The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry, a period in which the landscape of the system changed in ways most would have never imagined.

As the quarter began, Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), the two bedrock government-sponsored entities that own or guarantee about half of the nation’s outstanding mortgage debt, were facing financial disintegration as the value of the agencies’ assets had severely eroded. At the same time, economic data was signaling slowing growth while rising food and energy prices were fueling inflation, heightening investor anxiety. In early September, the government was forced to rescue Fannie Mae and Freddie Mac and shortly thereafter, Lehman Brothers filed for bankruptcy. Investor confidence plummeted, sparking a downward spiral in the market that accelerated at an alarming pace. In the weeks that followed, Merrill Lynch was taken over by Bank of America; the nation’s largest insurer, AIG, was forced to take a loan from the Federal Reserve to stay afloat; Washington Mutual, the largest U.S. bank, was placed into receivership of the FDIC; beleaguered Wachovia Bank was on the verge of being taken over; and Morgan Stanley and Goldman Sachs were converted to bank holding companies.

Credit markets became nearly paralyzed as liquidity dried up. Overnight and short-term credit markets convulsed as banks stopped lending to both companies and each other, causing short-term borrowing costs to soar. As fear gripped the market, credit spreads dramatically widened as investors demanded substantial compensation for assuming risk. In response, government officials created a $700 billion plan to fortify the precarious financial system.

The increasingly volatile and risk-averse environment spurred a flight to quality that pushed Treasury yields lower and led these securities to outperform all other fixed income sectors. The mortgage market continued to struggle, particularly the non-agency sector as the availability of non-conforming loans that comprise the bulk of the sector has dramatically declined, sharply diminishing liquidity. Spreads in the corporate sector widened over the course of the period. Financials was the hardest hit sector as widespread losses and the forced mergers or failures of several institutions led to a significant rise in risk premiums.

Performance Analysis

For the 12-month period ended September 30, 2008, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $16.95 to $14.77 per share. Based on the NAV change plus reinvestment of dividends totaling $0.917025 per share, the Fund’s total NAV return was −7.28 percent. ICB’s value on the New York Stock Exchange (NYSE) moved from $15.33 to $12.27 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was −14.88 percent. ICB’s NYSE market price was at a 16.93 percent discount to its NAV. During the fiscal period, the Fund purchased and retired 231,960 shares of common stock at a weighted average market discount of 9.52 percent. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2008, declared in October, were unchanged at $0.0725 per share. The dividend reflects the current level of the Fund’s net investment income.

The Fund’s positions in asset-backed securities and commercial mortgage-backed securities, as well as a small allocation to non-agency mortgage securities, hindered performance during the period as these sectors have been negatively impacted by the spillover effects of the subprime mortgage crisis. Positions in select banking, brokerage and telecom names also held back returns.

Yield-curve positioning, however, was additive to performance. Throughout the first half of 2008, we underweighted longer-dated issues and overweighted intermediate-dated issues through the use of interest rate swaps. This strategy allowed the Fund to benefit from the steepening of the yield curve that occurred as the spread between intermediate- and long-dated yields widened. Late in the period, we adjusted the Fund’s yield-curve positioning to a neutral stance.

As we enter the fourth quarter, the themes that have plagued the market throughout the reporting year continue to play out — tremendously high volatility, very little liquidity, and a general sense of fear over the strength of the global economy and the overall direction of the market. Although it is difficult to know how the events of September will impact the market in the months ahead, we believe the government’s efforts to support the financial system will help to stabilize the market over time.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 09/30/08
Corporate Bonds	92.7%
Short-Term Investments	5.4
Asset-Backed Securities	0.7
Non-Convertible Preferred Stock	0.6
Foreign Government Obligation	0.5
Collateralized Mortgage Obligations	0.1
Convertible Preferred Stock	0.0

LONG-TERM CREDIT ANALYSIS as of 09/30/08
AAA	6.3%
AA	8.8
A	24.7
BBB	56.4
BB	3.4
B or Below	0.4

+ Does not include open long/short futures contracts with an underlying face amount of $73,650,298 with net unrealized appreciation of $425,936. Also does not include open swap contracts with net unrealized appreciation of $4,944,225.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the fund makes portfolio holdings information available by periodically providing the information on its public web site, www.morganstanley.com/msim. The fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 31 days after the close of the calendar quarter. The fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month.

For more information about web site postings, call 1-800-869-3863

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Corportate Bonds (91.6%)
	Accident & Health Insurance (0.3%)
$445	Travelers Cos, Inc. (The)	5.80%	05/15/18	$408,584

	Advertising/Marketing Services (0.1%)
175	Interpublic Group of Companies, Inc. (The)	6.25	11/15/14	146,124

	Aerospace & Defense (0.3%)
465	Systems 2001 Asset Trust – 144A (Cayman Islands) (a)	6.664	09/15/13	471,097

	Airlines (0.2%)
361	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	295,829

	Aluminum (0.4%)
610	Alcoa Inc.	6.75	07/15/18	586,534

	Auto Parts: O.E.M. (0.1%)
210	ArvinMeritor, Inc.	8.75	03/01/12	177,449

	Banks – Commercial (0.2%)
240	Northern Trust Co.	6.50	08/15/18	245,141

	Beverages: Alcoholic (0.7%)
210	Anheuser-Busch Cos, Inc.	5.50	01/15/18	180,666
780	FBG Finance Ltd. – 144A (Australia) (a)	5.125	06/15/15	732,485

				913,151

	Biotechnology (1.0%)
375	Amgen Inc.	5.85	06/01/17	360,568
970	Biogen Idec Inc.	6.875	03/01/18	958,054

				1,318,622

	Broadcasting (0.4%)
570	Grupo Televisa S.A. (Mexico)	6.00	05/15/18	540,799

	Cable/Satellite TV (4.7%)
2,310	Comcast Cable Communications, Inc.	6.50	01/15/15	2,222,336
1,740	Comcast Cable Communications, Inc.	7.125	06/15/13	1,758,635
1,300	Comcast Corp.	5.70	05/15/18	1,136,716
125	DirecTV Holdings/Financing Co.	6.375	06/15/15	110,625
580	DirecTV Holdings/Financing Co. – 144A (a)	7.625	05/15/16	527,800
570	EchoStar DBS Corp.	6.375	10/01/11	525,825
45	EchoStar DBS Corp.	6.625	10/01/14	36,225

				6,318,162

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Canadian Oil & Gas (0.5%)
$950	Canadian Natural Resources Ltd.	6.25%	03/15/38	$734,768

	Chemicals: Agricultural (0.2%)
225	Monsanto Co.	5.125	04/15/18	214,388

	Computer Processing Hardware (0.4%)
535	Dell Inc. – 144A (a)	5.65	04/15/18	492,159

	Construction Materials (0.3%)
460	CRH America Inc.	8.125	07/15/18	452,048

	Data Processing Services (0.5%)
720	Fiserv, Inc.	6.80	11/20/17	695,993

	Diversified Financial Services (0.9%)
1,450	General Electric Capital Corp.	5.625	05/01/18	1,227,811

	Discount Stores (0.1%)
145	Target Corp.	6.50	10/15/37	133,610

	Diversified Manufacturing (0.3%)
480	Tyco Electronic Group SA (Luxembourg)	5.95	01/15/14	472,685

	Drugstore Chains (1.0%)
65	CVS Caremark Corp.	5.75	06/01/17	60,843
495	CVS Corp.	5.75	08/15/11	502,636
936	CVS Lease Pass-Through – 144A (a)	6.036	12/10/28	842,336

				1,405,815

	Electric Utilities (14.0%)
760	AES Corp. (The) – 144A (a)	8.00	06/01/20	668,800
3,085	Arizona Public Service Co.	5.80	06/30/14	2,857,059
2,105	Carolina Power & Light Co.	5.125	09/15/13	2,104,390
285	CenterPoint Energy Resources, Corp.	6.25	02/01/37	226,133
305	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	313,360
1,000	Consumers Energy Co.	4.00	05/15/10	980,680
835	Duquesne Light Co. (Series O)	6.70	04/15/12	850,656
710	E.ON International Finance BV – 144A (a)	5.80	04/30/18	679,809
400	Enel Finance International – 144A (Luxembourg) (a)	5.70	01/15/13	404,484
1,545	Exelon Corp.	6.75	05/01/11	1,557,515
215	Indianapolis Power & Light Co. – 144A (a)	6.30	07/01/13	218,926
810	Isreal Electric Corp. Ltd – 144A (Israel) (a)	7.25	01/15/19	812,780
250	Nevada Power Co.	8.25	06/01/11	268,127
1,565	Ohio Edison Co.	6.40	07/15/16	1,491,163

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,310	Ohio Power Company (Series K)	6.00%	06/01/16	$1,251,831
380	Oncor Electric Delivery – 144A (a)	6.80	09/01/18	338,432
500	Pacific Gas & Electric Co.	5.625	11/30/17	473,410
475	PPL Energy Supply LLC	6.50	05/01/18	433,837
170	Public Services Company of Colorado	6.50	08/01/38	161,983
185	Public Service Electric & Gas Co. (Series B)	5.00	01/01/13	182,893
570	Texas Eastern Transmission	7.00	07/15/32	555,444
430	Union Electric Co.	6.40	06/15/17	410,653
1,800	Virginia Electric Power Co.	5.95	09/15/17	1,715,958

				18,958,323

	Electrical Products (0.6%)
785	Cooper Industries, Inc.	5.25	11/15/12	794,940

	Electronic Components (0.5%)
635	Philips Electronics N.V. (Netherlands)	5.75	03/11/18	610,839

	Electronic Equipment/Instruments (0.8%)
1,165	Xerox Corp.	6.35	05/15/18	1,066,782

	Electronic Production Equipment (0.6%)
810	KLA-Tenor Corp.	6.90	05/01/18	754,419

	Finance/Rental/Leasing (1.6%)
555	Capital One Financial Corp.	6.75	09/15/17	489,350
1,315	Capmark Financial Group Inc.	5.875	05/10/12	655,969
450	Capmark Financial Group Inc.	6.30	05/10/17	177,040
840	CIT Group, Inc.	5.65	02/13/17	410,453
600	Countrywide Financial Corp.	6.25	05/15/16	427,744

				2,160,556

	Financial Conglomerates (1.2%)
360	American Express Credit Corp. (Series C)	7.30	08/20/13	347,578
510	Brookfield Asset Management Inc. (Canada)	5.80	04/25/17	449,155
170	Citigroup Inc.	5.875	05/29/37	118,196
765	Citigroup Inc. (Series E)	8.40	04/29/49	521,661
285	Prudential Financial, Inc.	6.625	12/01/37	239,975

				1,676,565

	Food Retail (1.1%)
576	Delhaize America, Inc.	9.00	04/15/31	606,150

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$280	Kroger Co. (The)	5.00%		04/15/13	$267,579
735	Kroger Co. (The)	6.40		08/15/17	705,917

					1,579,646

	Food: Major Diversified (2.7%)
800	ConAgra Foods, Inc.	7.00		10/01/28	774,550
670	ConAgra Foods, Inc.	8.25		09/15/30	735,561
720	General Mills, Inc.	5.25		08/15/13	715,211
645	Kraft Foods Inc.	6.00		02/11/13	641,656
800	Kraft Foods Inc.	6.125		02/01/18	750,719

					3,617,697

	Food: Meat/Fish/Dairy (0.1%)
130	Pilgrim’s Pride Corp.	7.625		05/01/15	81,250

	Foods & Beverages (0.3%)
455	Dr. Pepper Snapple Group, Inc. – 144A (a)	6.82		05/01/18	439,949

	Gas Distributors (2.7%)
285	DCP Midstream LLC – 144A (a)	6.75		09/15/37	237,536
675	Equitable Resources, Inc.	6.50		04/01/18	645,125
745	NiSource Finance Corp.	3	.381(b)	11/23/09	726,178
460	NiSource Finance Corp.	6.80		01/15/19	418,583
790	NiSource Finance Corp.	7.875		11/15/10	812,915
790	Questar Market Resources, Inc.	6.80		04/01/18	797,936

					3,638,273

	Home Building (0.1%)
240	Pulte Homes, Inc.	6.375		05/15/33	176,400

	Home Improvement Chains (2.5%)
1,455	Home Depot Inc.	2	.944(b)	12/16/09	1,369,298
2,390	Home Depot Inc.	5.40		03/01/16	2,035,231

					3,404,529

	Hospital/Nursing Management (0.2%)
245	Tenet Healthcare Corp.	7.375		02/01/13	224,175

	Hotels/Resorts/Cruiselines (0.3%)
535	Starwood Hotels & Resorts Worldwide, Inc.	6.75		05/15/18	479,099

	Industrial Conglomerates (1.1%)
865	General Electric Co.	5.25		12/06/17	758,230

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$360	Honeywell International Inc.	5.30%		03/01/18	$339,464
435	Ingersoll-Rand Global Holdings Co. Ltd. (Bermuda)	6.875		08/15/18	429,451

					1,527,145

	Industrial Specialties (0.5%)
765	Cox Communications, Inc. – (144A) (a)	6.25		06/01/18	712,174

	Insurance Brokers/Services (1.4%)
1,170	Catlin Insurance Co., Ltd. – 144A (Bahamas) (a)	7	.249(b)	12/31/49	522,917
205	Farmers Exchange Capital – 144A (a)	7.05		07/15/28	164,021
1,330	Farmers Insurance Exchange – 144A (a)	8.625		05/01/24	1,272,138

					1,959,076

	Integrated Oil (1.7%)
490	Hess Corp.	7.125		03/15/33	431,250
1,125	Marathon Oil Corp.	6.00		10/01/17	1,012,283
1,030	Petro-Canada (Canada)	5.95		05/15/35	816,229

					2,259,762

	Investment Banks/Brokers (1.2%)
530	Bear Stearns Companies Inc. (The)	6.40		10/02/17	495,789
400	Goldman Sachs Group Inc. (The)	6.15		04/01/18	333,170
390	Goldman Sachs Group Inc. (The)	6.75		10/01/37	260,988
315	Lehman Brothers Holdings, Inc. (c)	5.75		01/03/17	1,575
180	Lehman Brothers Holdings, Inc. (c)	6.875		07/17/37	900
555	Merrill Lynch & Co., Inc. (Series MTN)	6.875		04/25/18	491,859

					1,584,281

	Life/Health Insurance (0.2%)
220	Metlife, Inc. (Series A)	6.817		08/15/18	208,529

	Major Banks (3.3%)
1,190	Bank of America Corp.	5.65		05/01/18	1,004,091
535	Bank of America Corp.	5.75		12/01/17	454,443
445	Bank of New York Mellon Corp. (Series MTN)	4.50		04/01/13	417,041
245	Barclays Bank PLC – 144A (United Kingdom) (a)	6.05		12/04/17	228,256
1,540	Credit Suisse/New York NY (Switzerland)	6.00		02/15/18	1,343,952
90	Credit Suisse FB USA Inc. (Switzerland)	5.125		08/15/15	80,297
795	HBOS PLC – 144A (United Kingdom) (a)	6.75		05/21/18	667,702
315	Wells Fargo & Co.	5.625		12/11/17	290,003

					4,485,785

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Major Telecommunications (8.9%)
$1,465	AT&T Corp.	8.00%		11/15/31	$1,487,605
335	Deutsche Telekom International Finance Corp. NV (Netherlands)	6.75		08/20/18	311,037
935	Deutsche Telekom International Finance Corp. NV (Netherlands)	8	.75(b)	06/15/30	906,352
1,130	France Telecom S.A. (France)	8	.50(b)	03/01/31	1,229,129
710	Rogers Communications, Inc. (Canada)	6.80		08/15/18	672,860
1,525	SBC Communications, Inc.	6.15		09/15/34	1,275,510
1,495	Sprint Capital Corp.	8.75		03/15/32	1,168,552
970	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	942,151
1,690	Telecom Italia Capital SA (Luxembourg)	4.95		09/30/14	1,426,901
160	Telecom Italia Capital SA (Luxembourg)	6.999		06/04/18	143,867
1,380	Telefonica Europe BV (Netherlands)	8.25		09/15/30	1,390,654
840	Verizon Communications Inc.	5.50		02/15/18	743,837
405	Verizon New England Inc.	6.50		09/15/11	401,772

					12,100,227

	Managed Health Care (0.2%)
320	UnitedHealth Group Inc.	6.00		02/15/18	289,977

	Media Conglomerates (6.4%)
1,110	News America Inc.	6.65		11/15/37	933,663
465	Thompson Reuters Corp. (Canada)	6.50		07/15/18	445,497
2,320	Time Warner Cable Inc.	6.75		07/01/18	2,170,478
3,230	Time Warner, Inc.	5.875		11/15/16	2,843,175
1,350	Viacom, Inc.	6.875		04/30/36	1,085,171
1,270	Vivendi – 144A (France) (a)	6.625		04/04/18	1,224,577

					8,702,561

	Medical Specialties (1.9%)
455	Baxter International Inc.	4.625		03/15/15	436,776
215	Baxter International Inc.	5.375		06/01/18	205,917
685	Covidien International Finance SA (Luxembourg)	6.00		10/15/17	677,940
1,330	Hospira, Inc.	4	.242(b)	03/30/10	1,292,150

					2,612,783

	Motor Vehicles (0.9%)
675	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	679,911
535	Harley-Davidson Funding Corp. – 144A (a)	6.80		06/15/18	501,809

					1,181,720

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Multi-Line Insurance (0.4%)
$645	AIG SunAmerica Global Financing VI – 144A (a)	6.30%		05/10/11	$522,961
750	Two-Rock Pass-Through – 144A (Bahamas) (a)	3	.743(b)	12/31/49	15,938

					538,899

	Oil & Gas Pipelines (4.6%)
443	Colorado Interstate Gas Co.	6.80		11/15/15	421,892
2,685	Enterprise Products Operating L.P. (Series B)	5.60		10/15/14	2,533,225
190	Gaz Capital SA – 144A (Luxembourg) (a)	6.51		03/07/22	137,275
415	Kinder Morgan Energy Partners, L.P.	5.85		09/15/12	403,478
1,095	Kinder Morgan Finance Co. ULC (Canada)	5.70		01/05/16	947,175
1,010	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	873,015
480	Trans-Canada Pipeline Ltd. (Canada)	6.20		10/15/37	413,457
470	Transcontinental Gas Pipe Line Corp. (Series B)	8.875		07/15/12	510,908

					6,240,425

	Oil & Gas Production (2.8%)
385	Chesapeake Energy Corp.	7.625		07/15/13	369,600
805	Devon Financing Corp.	7.875		09/30/31	819,628
1,270	Encana Corp. (Canada)	6.50		02/01/38	1,027,570
210	Newfield Exploration Co.	7.125		05/15/18	183,750
1,020	XTO Energy, Inc.	5.50		06/15/18	903,249
510	XTO Energy, Inc.	6.50		12/15/18	473,914

					3,777,711

	Oil Related (0.6%)
800	Transocean Inc.	6.00		03/15/18	747,948

	Oilfield Services/Equipment (0.6%)
850	Weatherford International Ltd. (Bermuda)	6.35		06/15/17	787,976

	Other Metals/Minerals (1.5%)
1,030	Brascan Corp. (Canada)	7.125		06/15/12	1,031,627
995	Rio Tinto Finance USA Ltd. (Australia)	6.50		07/15/18	942,543

					1,974,170

	Packaged Software (0.5%)
775	Oracle Corp.	5.75		04/15/18	720,876

	Paper & Forest Products (0.5%)
685	Nine Dragons Paper Holdings Ltd. 144A (a)	7.875		04/29/13	630,159

	Pharmaceuticals: Major (1.3%)
475	AstraZeneca PLC (United Kingdom)	5.90		09/15/17	468,503

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$1,035	GlaxoSmithKline Capital Inc.	5.65%		05/15/18	$984,436
285	Wyeth	5.45		04/01/17	275,880
70	Wyeth	5.50		02/15/16	68,421

					1,797,240

	Property – Casualty Insurers (2.4%)
545	ACE INA Holdings Inc.	5.60		05/15/15	516,407
790	Berkshire Hathaway Finance Corp. – 144A (a)	5.40		05/15/18	766,695
135	Chubb Corp. (The)	5.75		05/15/18	125,330
1,400	Mantis Reef Ltd. – 144A (Cayman Islands) (a)	4.692		11/14/08	1,399,258
500	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	475,404

					3,283,094

	Railroads (0.6%)
800	Union Pacific Corp.	5.45		01/31/13	785,320

	Real Estate Investment Trusts (0.6%)
885	iStar Financial Inc.	3	.164(b)	03/09/10	588,890
205	Prologist Trust	6.625		05/15/18	176,365

					765,255

	Restaurants (0.6%)
760	Tricon Global Restaurants, Inc.	8.875		04/15/11	819,344

	Savings Banks (1.0%)
1,975	Sovereign Bancorp, Inc.	3	.44(b)	03/23/10	1,402,254

	Services to the Health Industry (0.8%)
1,115	Medco Health Solutions, Inc.	7.125		03/15/18	1,131,761

	Specialty Steels (0.3%)
440	GTL Trade Finance Inc. – 144A (Virgin Islands) (a)	7.25		10/20/17	422,552

	Specialty Telecommunications (0.3%)
435	Citizen Communications	7.125		03/15/19	348,000

	Steel (0.6%)
660	ArcelMittal – 144A (Luxembourg) (a)	6.125		06/01/18	585,858
335	Evraz Group SA – 144A (Luxembourg) (a)	9.50		04/24/18	242,875

					828,733

	Telecommunication Equipment (0.1%)
135	Corning Inc.	7.25		08/15/36	120,004

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Telecommunications (0.3%)
$525	Qwest Corp.	6.50%		06/01/17	$422,625

	Tobacco (0.9%)
895	Philip Morris International Inc.	5.65		05/16/18	828,772
345	Reynolds American Inc.	6.50		07/15/10	358,711

					1,187,483

	Wireless Telecommunications (0.7%)
310	VIP Finance Ireland Ltd. – 144A (Ireland) (a)	9.125		04/30/18	240,990
775	Vodafone Group PLC (United Kingdom)	5.625		02/27/17	690,014

					931,004

	Total Corporate Bonds (Cost $138,962,215)				124,201,064

NUMBER OF
SHARES

	Convertible Preferred Stock (0.0%)
	Finance/Rental/Leasing
4,000	Fannie Mae (Series 08-01) $4.375 (Cost $200,000)				9,760

	Non-Convertible Preferred Stock (0.6%)
	Major Banks
31,050	US Bancorp (Series D) $1.969 (Cost $780,908)				778,113

PRINCIPAL
AMOUNT IN
THOUSANDS

	Asset-Backed Securities (0.7%)
$550	Capital One Multi-Asset Execution 2007-A7 A7	5.75		07/15/20	446,509
600	Discover Card Master Trust 2007-A1 A1	5.65		03/16/20	475,640

	Total Asset-Backed Securities (Cost $1,148,737)				922,149

	Collateralized Mortgage Obligations (h) (0.1%)
454	American Home Mortgage Assets 2007-5 A3	3	.507(b)	06/25/47	66,815
471	Countrywide Alternative Loan Trust 2005-51 B1	4	.188(b)	11/20/35	10,906
323	Countrywide Alternative Loan Trust 2005-81 M1	3	.907(b)	02/25/37	10,256

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE

$200	Countrywide Alternative Loan Trust 2006-0A16 M4	3	.727(b)%	10/25/46	$2,992
225	Harborview Mortgage Loan Trust 2006-8 B4	3	.738(b)	08/21/36	3,399
400	Lehman XS Trust 2007-4N M4 (c)	4	.207(b)	03/25/47	6,949
425	Master Adjustable Rate Mortgages Trust 2007-3 1M1	4	.057(b)	05/25/47	4,705

	Total Collateralized Mortgage Obligations (Cost $1,964,815)				106,022

	Foreign Government Obligation (0.5%)
MXN 7,735	Mexican Fixed Rate Bonds (Series M20) (Mexico) (Cost $773,020)	9.50		12/18/14	745,754

	Short-Term Investments (5.3%)
	U.S. Government Obligations (d) (e) (1.4%)
1,885	U.S. Treasury Bills (Cost $1,884,334)	1	.545 - 1.60	10/09/08	1,884,334

NUMBER OF
SHARES (000)

	Investment Company (f) (g) (3.9%)
5,304	Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class (Cost $5,303,600)				5,303,600

	Total Short-Term Investments (Cost $7,187,934)				7,187,934

	Total Investments (Cost $151,017,629) (i) (j)			98.8%	133,950,796
	Other Assets in Excess of Liabilities			1.2	1,592,273

	Net Assets			100.0%	$135,543,069

MTN	Medium Term Note.
MXN	Mexican New Peso.
(a)	Resale is restricted to qualified institutional investors.
(b)	Floating rate security, rate shown is the rate in effect at September 30, 2008.
(c)	Issuer in bankruptcy.
(d)	A portion of these securities have been physically segregated in connection with open futures contracts in an amount equal to $763,750.
(e)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(f)	May Include cash designated as collateral in connection with open swap contracts.
(g)	See Note 3 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.
(h)	Securities with a total market value equal to $106,022 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.
(i)	Securities have been designated as collateral in an amount equal to $70,874,905 in connection with open futures and swap contracts.
(j)	The aggregate cost for federal income tax purposes is $151,469,434. The aggregate gross unrealized appreciation is $113,077 and the aggregate gross unrealized depreciation is $17,631,715 resulting in net unrealized depreciation of $17,518,638.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

Futures Contracts Open at September 30, 2008:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
83	Long	U.S. Treasury Notes 2 Year, December 2008	$17,715,313	$99,570
37	Long	U.S. Treasury Bonds 20 Year, December 2008	4,335,360	(15,721)
33	Short	Swap Future 5 Year, December 2008	(3,580,500)	(10,017)
168	Short	Swap Future 10 Year, December 2008	(18,789,750)	166,987
255	Short	U.S. Treasury Notes 10 Year, December 2008	(29,229,375)	185,117

		Net Unrealized Appreciation		$425,936

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

Credit Default Swap Contracts Open at September 30, 2008:

		NOTIONAL			UNREALIZED
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	APPRECIATION
REFERENCE OBLIGATION	PROTECTION	(000’S)	RATE	DATE	(DEPRECIATION)
Credit Suisse International Arrow Electronics, Inc.	Buy	$975	1.00%	March 20, 2015	$(18,194)
Goldman Sachs International Avalonbay Communities Inc.	Buy	750	3.05	March 20, 2013	(24,972)
Bank of America, N.A. Carnival Corp.	Buy	905	1.57	March 20, 2018	(16,271)
Merrill Lynch International Carnival Corp.	Buy	495	1.60	March 20, 2018	(8,360)
Bank of America, N.A. Centurytel, Inc.	Buy	395	0.88	September 20, 2017	20,420
Goldman Sachs International Coca-Cola Enterprises Inc.	Buy	1,550	0.588	March 20, 2013	(7,412)
Merrill Lynch International Disney (Walt) Co.	Buy	1,520	0.77	March 20, 2013	(22,023)
Goldman Sachs International Dow Jones Index	Sell	1,525	1.40	December 20, 2012	(79,747)
Goldman Sachs International Dow Jones Index	Sell	1,600	1.40	December 20, 2012	(85,591)
Merrill Lynch International Dow Jones Index	Sell	2,775	1.40	December 20, 2012	(9,195)
Goldman Sachs International Dow Jones Index	Sell	3,430	1.40	December 20, 2012	(171,120)
Goldman Sachs International Dow Jones Index	Sell	4,410	1.55	June 20, 2013	(74,955)
Citibank N.A., New York Eaton Corp.	Buy	200	0.82	March 20, 2018	5,158
Goldman Sachs International Eaton Corp.	Buy	490	0.97	March 20, 2018	7,251
Goldman Sachs International Goodrich Corp.	Buy	445	0.47	March 20, 2018	3,814
Bank of America, N.A. Goodrich Corp.	Buy	640	0.70	March 20, 2013	(6,016)
Bank of America, N.A. Goodrich Corp.	Buy	440	0.82	March 20, 2018	(7,957)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

		NOTIONAL			UNREALIZED
SWAP COUNTERPARTY &	BUY/SELL	AMOUNT	INTEREST	TERMINATION	APPRECIATION
REFERENCE OBLIGATION	PROTECTION	(000’S)	RATE	DATE	(DEPRECIATION)
UBS AG Martin Marietta Materials, Inc.	Buy	$485	1.73%	March 20, 2018	$9,356
UBS AG Martin Marietta Materials, Inc.	Buy	720	1.78	March 20, 2013	3,348
J.P. Morgan Chase N.A. New York Nordstrom, Inc.	Buy	285	1.07	March 20, 2018	10,062
J.P. Morgan Chase N.A. New York Nordstrom, Inc.	Buy	485	1.15	March 20, 2018	14,360
Deutsche Bank AG Pactiv Corp.	Buy	350	1.34	March 20, 2013	(4,887)
Credit Suisse International Pactiv Corp.	Buy	1,000	1.35	March 20, 2013	(14,366)
Bank of America, N.A. Pactiv Corp.	Buy	100	1.375	March 20, 2013	(1,537)
J.P. Morgan Chase N.A. New York Pepsi Bottling Group, Inc.	Buy	490	0.63	March 20, 2013	(1,309)
Citibank N.A. New York Pitney Bowes Inc.	Buy	505	0.48	March 20, 2013	2,441
Goldman Sachs International Prologis	Buy	430	2.97	June 20, 2013	27,330
Goldman Sachs International Sealed Air Corp.	Buy	250	1.08	March 20, 2018	12,722
Goldman Sachs International Sealed Air Corp.	Buy	265	1.24	March 20, 2018	10,518
J.P. Morgan Chase N.A. New York SLM Corp.	Sell	435	4.95	March 20, 2013	(113,665)
Merrill Lynch International SLM Corp.	Sell	435	5.00	March 20, 2013	(113,138)
Bank of America, N.A. Textron Financial Corp.	Buy	485	0.80	March 20, 2018	87,238
Bank of America, N.A. Toll Brothers, Inc.	Buy	770	2.90	March 20, 2013	(14,308)
Goldman Sachs International Trane Inc.	Buy	280	0.50	March 20, 2013	(372)
UBS AG Trane Inc.	Buy	530	0.50	March 20, 2013	(703)
Goldman Sachs International Trane Inc.	Buy	115	0.60	March 20, 2018	(135)
UBS AG Trane Inc.	Buy	340	0.60	March 20, 2018	(399)

	Net Unrealized Depreciation				$(582,614)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Portfolio of Investments - September 30, 2008 continued

Interest Rate Swap Contracts Open at September 30, 2008:

	NOTIONAL	PAYMENTS	PAYMENTS		UNREALIZED
	AMOUNT	RECEIVED	MADE	TERMINATION	APPRECIATION
COUNTERPARTY	(000’S)	BY FUND	BY FUND	DATE	(DEPRECIATION)

Bank of America, N.A. New York	$30,000	Fixed Rate 4.556%	Floating Rate 2.816#%	June 17, 2013	$696,600
Bank of America, N.A. New York***	3,047	Fixed Rate 5.55	Floating Rate 0.00#	February 22, 2018	70,294
Bank of America, N.A. New York***	10,360	Fixed Rate 5.638	Floating Rate 0.00#	March 7, 2018	270,499
Bank of America, N.A. New York***	3,005	Fixed Rate 5.07	Floating Rate 0.00#	April 14, 2018	14,964
Bank of America, N.A. New York***	2,480	Fixed Rate 4.983	Floating Rate 0.00#	April 15, 2018	4,414
Bank of America, N.A. New York***	14,287	Fixed Rate 5.558	Floating Rate 0.00#	July 24, 2023	193,017
Citibank N.A. New York	1,375	Fixed Rate 5.44	Floating Rate 2.81#	May 29, 2017	104,087
Citibank N.A. New York	22,000	Fixed Rate 5.448	Floating Rate 2.803#	August 9, 2017	1,670,240
Citibank N.A. New York	4,000	Fixed Rate 5.275	Floating Rate 2.80#	October 25, 2037	370,920
Deutsche Bank AG, New York	24,375	Fixed Rate 5.389	Floating Rate 2.811#	May 25, 2017	1,748,906
Deutsche Bank AG, New York***	EUR 7,780	Fixed Rate 4.958	Floating Rate 0.00∧	July 24, 2018	103,064
Deutsche Bank AG, New York***	EUR 4,915	Fixed Rate 5.268	Floating Rate 0.00∧	July 3, 2023	72,998
Deutsche Bank AG, New York***	EUR 7,650	Fixed Rate 5.239	Floating Rate 0.00∧	July 9, 2023	104,680
Deutsche Bank AG, New York***	EUR 6,950	Fixed Rate 5.24	Floating Rate 0.00∧	July 10, 2023	95,395
JPMorgan Chase N.A. New York	$4,075	Fixed Rate 5.448	Floating Rate 2.81#	May 29, 2017	310,841
Merrill Lynch & Co Inc.***	3,305	Fixed Rate 5.00	Floating Rate 0.00#	April 15, 2018	7,998
Bank of America, N.A. New York	12,745	Floating Rate 2.817#	Fixed Rate 3.903	September 10, 2013	83,735
Bank of America, N.A. New York***	11,129	Floating Rate 0.00#	Fixed Rate 5.38	July 24, 2018	(171,498)
Bank of America, N.A. New York	9,000	Floating Rate 2.791#	Fixed Rate 4.664	August 4, 2018	(141,480)
Bank of America, N.A. New York***	13,315	Floating Rate 0.00#	Fixed Rate 6.04	March 7, 2023	(367,894)
Bank of America, N.A. New York***	3,806	Floating Rate 0.00#	Fixed Rate 5.958	February 22, 2023	(96,482)
Bank of America, N.A. New York***	3,845	Floating Rate 0.00#	Fixed Rate 5.47	April 14, 2023	(43,218)
Bank of America, N.A. New York***	2,980	Floating Rate 0.00#	Fixed Rate 5.38	April 15, 2023	(25,866)
Deutsche Bank AG, New York***	EUR 3,925	Floating Rate 0.00∧	Fixed Rate 4.934	July 1, 2018	(47,630)
Deutsche Bank AG, New York***	EUR 6,100	Floating Rate 0.00∧	Fixed Rate 4.861	July 9, 2018	(51,868)
Deutsche Bank AG, New York***	EUR 5,535	Floating Rate 0.00∧	Fixed Rate 4.86	July 10, 2018	(46,830)
Deutsche Bank AG, New York***	EUR 9,758	Floating Rate 0.00∧	Fixed Rate 5.188	July 24, 2023	(113,607)
JPMorgan Chase N.A. New York	$1,300	Floating Rate 2.813#	Fixed Rate 4.582	December 4, 2017	(15,925)
JPMorgan Chase N.A. New York	8,300	Floating Rate 2.804#	Fixed Rate 3.966	March 25, 2018	302,203
JPMorgan Chase N.A. New York	12,700	Floating Rate 3.211#	Fixed Rate 3.966	March 25, 2018	462,407
Merrill Lynch & Co Inc.***	4,185	Floating Rate 0.00#	Fixed Rate 5.395	April 15, 2023	(38,125)

	Net Unrealized Appreciation				$5,526,839

EUR	Euro
#	Floating rate represents USD-3 Months LIBOR.
∧	Floating rate represents EUR-6 Months EURIBOR.
***	Forward interest rate swap contract. Periodic payments on a specified notional contract amount with future effective date, unless terminated earlier.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements

Statement of Assets and Liabilities
September 30, 2008

Assets:
Investments in securities, at value (cost $145,714,029)	$128,647,196
Investment in affiliate, at value (cost $5,303,600)	5,303,600
Unrealized appreciation on open swap contracts	6,901,280
Receivable for:
Interest	2,335,153
Periodic interest on open swap contracts	1,303,544
Variation margin	673,751
Investments sold	417,135
Dividends	15,622
Dividends from affiliate	10,191
Prepaid expenses and other assets	24,648

Total Assets	145,632,120

Liabilities:
Unrealized depreciation on open swap contracts	1,957,055
Payable for:
Swap contract collateral due to brokers	6,478,000
Premium received on open swap contracts	645,572
Periodic interest on open swap contracts	363,394
Payable to bank	345,153
Capital stock repurchased	81,577
Investment advisory fee	52,031
Transfer agent fee	10,959
Administration fee	10,132
Accrued expenses and other payables	145,178

Total Liabilities	10,089,051

Net Assets	$135,543,069

Composition of Net Assets:
Paid-in-capital	$174,245,487
Net unrealized depreciation	(11,697,727)
Accumulated undistributed net investment income	247,152
Accumulated net realized loss	(27,251,843)

Net Assets	$135,543,069

Net Asset Value Per Share
9,177,644 shares outstanding (15,000,000 shares authorized of $.01 par value)	$14.77

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statement of Operations
For the year ended September 30, 2008

Net Investment Income:
Income
Interest	$8,669,494
Dividends from affiliate	223,124
Dividends	42,610

Total Income	8,935,228

Expenses
Investment advisory fee	648,655
Administration fee	123,553
Shareholder reports and notices	74,595
Professional fees	64,839
Transfer agent fees and expenses	50,930
Custodian fees	31,424
Listing fees	19,106
Directors’ fees and expenses	8,573
Other	27,971

Total Expenses	1,049,646
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(6,806)

Net Expenses	1,042,840

Net Investment Income	7,892,388

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(2,474,054)
Futures contracts	(4,366,655)
Swap contracts	(207,451)
Foreign exchange transactions	1,333

Net Realized Loss	(7,046,827)

Change in Unrealized Appreciation/Depreciation on:
Investments	(17,178,914)
Futures contracts	338,471
Swap contracts	3,969,881
Translation of other assets and liabilities denominated in foreign currencies	(1,082)

Net Change in Unrealized Appreciation/Depreciation	(12,871,644)

Net Loss	(19,918,471)

Net Decrease	$(12,026,083)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,892,388	$7,900,901
Net realized loss	(7,046,827)	(1,904,317)
Net change in unrealized appreciation/depreciation	(12,871,644)	654,326

Net Increase (Decrease)	(12,026,083)	6,650,910

Dividends to shareholders from net investment income	(8,521,810)	(8,933,990)
Decrease from capital stock transactions	(3,378,686)	(5,109,765)

Net Decrease	(23,926,579)	(7,392,845)
Net Assets:
Beginning of period	159,469,648	166,862,493

End of Period (Including accumulated undistributed net investment income of $247,152 and dividends in excess of net investment income of $945,242, respectively)	$135,543,069	$159,469,648

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008

1. Organization and Accounting Policies
Morgan Stanley Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Directors; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors; (6) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

D. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”), or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy or a failure to pay outstanding obligations while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer an agreed upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains or losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund’s books and is realized upon termination of the swap transaction. The Fund may pay or receive cash to collateralize credit default swap contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

F. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, State of New York and City of New York. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on March 28, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business week: 0.42% to the portion of the weekly net assets not exceeding $500 million and 0.35% to the portion of the weekly net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

3. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. For the year ended September 30, 2008, advisory fees paid were reduced by $6,806 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $223,124 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class aggregated $93,916,245 and $92,486,430, respectively.

The cost of purchases and proceeds from sales/prepayments/maturities of portfolio securities, excluding short-term investments, for the year ended September 30, 2008, aggregated $95,206,216 and $100,274,654 respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $12,573,246, and $30,243,470, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2008, included in Directors’ fees and expenses in the Statement of Operations amounted to $6,017. At September 30, 2008, the Fund had an accrued pension liability of $59,987, which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

4. Capital Stock
Transactions in capital stock were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, September 30, 2006	9,732,713	$97,325	$182,636,626
Shares repurchased (weighted average discount 6.93%)@	(323,109)	(3,231)	(5,106,534)

Balance, September 30, 2007	9,409,604	94,094	177,530,092
Shares repurchased (weighted average discount 9.52%)@	(231,960)	(2,320)	(3,376,366)

Balance, September 30, 2008	9,177,644	$91,774	$174,153,726

The Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

@	The Directors have voted to retire the shares purchased.

5. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

6. Dividends
On October 14, 2008, the Fund declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.0725	October 24, 2008	October 31, 2008
$0.0725	November 21, 2008	November 28, 2008
$0.0725	December 19, 2008	December 26, 2008

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate and market risks, the Fund may enter into interest rate and swap futures contracts (“futures contracts”).

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

Forward and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into credit default swaps for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose the sum of the periodic payments. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

The Fund may invest in mortgage securities. These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2008	SEPTEMBER 30, 2007

Ordinary income	$8,521,810	$8,933,990

As of September 30, 2008, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$848,327
Undistributed long-term gains	—

Net accumulated earnings	848,327
Capital loss carryforward	(19,006,734)
Post-October losses	(7,819,031)
Temporary differences	(149,512)
Net unrealized depreciation	(12,575,468)

Total accumulated losses	$(38,702,418)

As of September 30, 2008, the Fund had a net capital loss carryforward of $19,006,734, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION

$5,407,105	September 30, 2010
9,541,352	September 30, 2011
4,058,277	September 30, 2016

As of September 30, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), book amortization of premiums on debt securities and mark-to-market of open futures contracts.

Permanent differences, primarily due to losses on paydowns, gains on swaps, foreign currency gains and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2008:

ACCUMULATED
UNDISTRIBUTED
NET INVESTMENT	ACCUMULATED
INCOME	NET REALIZED LOSS	PAID-IN-CAPITAL

$1,821,816	$(1,821,803)	$(13)

Morgan Stanley Income Securities Inc.
Notes to Financial Statements - September 30, 2008 continued

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, established a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees (“SFAS 133-1”) was issued and is effective for fiscal years ending after November 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented on the Statement of Assets and Liabilities. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

10. Subsequent Event
Subsequent to September 30, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Fund’s investments since September 30, 2008.

Morgan Stanley Income Securities Inc.
Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2008	2007		2006	2005	2004
Selected Per Share Data:

Net asset value, beginning of period	$16.95	$17.14		$17.35	$17.59	$17.42

Income (loss) from investment operations:
Net investment income(1)	0.85	0.82		0.83	0.87	0.95
Net realized and unrealized gain (loss)	(2.15)	(0.12)		(0.16)	(0.18)	0.13

Total income (loss) from investment operations	(1.30)	0.70		0.67	0.69	1.08

Less dividends from net investment income	(0.92)	(0.93)		(0.95)	(0.98)	(0.96)

Anti-dilutive effect of acquiring treasury shares(1)	0.04	0.04		0.07	0.05	0.05

Net asset value, end of period	$14.77	$16.95		$17.14	$17.35	$17.59

Market value, end of period	$12.27	$15.33		$16.07	$15.84	$16.04

Total Return(2)	(14.88)%	1.14%		7.88%	4.92%	7.27%

Ratios to Average Net Assets:

Total expenses (before expense offset)	0.68%(3)	0.69	%(3)	0.68%	0.68%	0.66%

Net investment income	5.12%(3)	4.85	%(3)	4.88%	4.96%	5.43%

Supplemental Data:
Net assets, end of period, in thousands	$135,543	$159,470		$166,862	$177,341	$185,953

Portfolio turnover rate	66%	46%		59%	58%	40%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 25, 2008

Morgan Stanley Income Securities Inc.
Shareholder Voting Results (unaudited)

On December 12, 2007, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	For	Withheld	Abstain
Frank L. Bowman	7,116,218	501,694	0
Michael Bozic	7,103,457	514,455	0
Kathleen A. Dennis	7,114,263	503,649	0
James F. Higgins	7,113,794	504,118	0
Manuel H. Johnson	7,113,782	504,130	0
Joseph J. Kearns	7,117,531	500,381	0
Michael F. Klein	7,113,021	504,891	0
Michael E. Nugent	7,109,466	508,446	0
W. Allen Reed	7,113,082	504,830	0
Fergus Reid	7,108,404	509,508	0

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the “Plan”) offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Fund. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

• Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to morganstanley.com.

• Safekeeping
Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, whenever the Fund declares a dividend or capital gains distributions, it will be invested in additional shares of your Fund that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited) continued

receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan please visit morganstanley.com or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company, N.A.
2.	If you opt to sell your shares through Morgan Stanley, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Income Securities Inc.
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com.

Morgan Stanley Income Securities Inc.
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time your return to one of our sites, and help to

Morgan Stanley Income Securities Inc.
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited)

Independent Directors

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Director	Registrant	Served*	During Past 5 Years	Director**	Held by Independent Director

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Interested Director:

James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer–Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Morgan Stanley Income Securities Inc.
Director and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on December 31, 2007.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2008 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. 3.73% of the Fund’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2008 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Income Securities Inc.
NYSE: ICB

Annual Report

September 30, 2008

ICB ANN
IU08-0582IP-Y09/08

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2

2008	Registrant			Covered Entities(1)
Audit Fees		$38,150			N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)		$4,555,000	(2)
Tax Fees		$6,175	(3)		$747,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,500			$5,302,000

Total		$44,650			$5,302,000

2007	Registrant			Covered Entities(1)
Audit Fees		$33,450		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$5,041,000	(2)
Tax Fees		$7,050	(3)	$761,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$7,050		$5,802,000

Total		$40,500		$5,802,000

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6.
(a) See Item 1.
(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Morgan Stanley Income Securities Inc.
FUND MANAGEMENT
     PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund’s portfolio and the overall execution of the strategy of the Fund is Steven Krieder, a Managing Director of the Investment Adviser.
     Mr. Krieder has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Fund in March 2007.
     The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
     The following information is as of September 30, 2008:
     Mr. Krieder managed 40 registered investment companies with a total of approximately $23.9 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $176.7 million in assets; and 39 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $5.9 billion in assets.
     Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     As of September 30, 2008, the portfolio manager did not own any share of the Fund.
Applicable only to reports covering periods ending on or after December 31, 2005.

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Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

				(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
October 1 — October 31	26,800	15.464	N/A	N/A
November 1 — November 30	17,400	15.272	N/A	N/A
December 1— December 31	25,580	15.2442	N/A	N/A
January 1 — January 31	19,654	15.863	N/A	N/A
February 1 — February 28	18,902	15.4241	N/A	N/A
March 1 — March 31	14,401	14.9076	N/A	N/A
April 1 — April 30	15,200	15.1321	N/A	N/A
May 1 — May 31	20,302	15.1633	N/A	N/A
June 1, — June 30	15,400	14.9943	N/A	N/A
July 1 — July 31	24,620	14.3408	N/A	N/A
August 1 — August 31	18,600	14.2136	N/A	N/A
September 1 — September 30	15,101	13.7224	N/A	N/A
Total	231,960	14.9785	N/A	N/A

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Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of
EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Income Securities Inc.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 18, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 18, 2008
/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 18, 2008

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